Investment in Affiliate (Notes)	12 Months Ended
Dec. 31, 2020
Investments in and Advances to Affiliates [Abstract]
Investments in and Advances to Affiliates, Schedule of Investments [Text Block]	Investment in AffiliateIn November 2018, in connection with the divestiture of Overland, the Company received 1,879,699 SVTP Preferred Shares representing 19.9% of the outstanding shares of capital stock of SVTP with a fair value of $2.1 million. The fair value of this investment was estimated using discounted cash flows. The Company concluded it does not have a significant influence over the investee. There were no known identified events or changes in circumstances that may have a significant adverse effect on the fair value of the investment at December 31, 2020.